UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2023
__________________
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders of The Home Depot, Inc. (the “Company”) was held on May 18, 2023. Below are the final vote results from the meeting.
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors of the Company:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	716,257,328	9,827,357	1,332,063	138,414,748
Ari Bousbib	705,095,743	20,991,758	1,329,247	138,414,748
Jeffery H. Boyd	699,662,962	26,440,347	1,313,439	138,414,748
Gregory D. Brenneman	700,477,557	25,640,560	1,298,631	138,414,748
J. Frank Brown	692,164,606	33,943,033	1,309,109	138,414,748
Albert P. Carey	691,602,159	34,466,842	1,347,747	138,414,748
Edward P. Decker	676,434,166	48,265,105	2,717,477	138,414,748
Linda R. Gooden	713,373,778	12,795,066	1,247,904	138,414,748
Wayne M. Hewett	713,098,942	12,987,013	1,330,793	138,414,748
Manuel Kadre	717,147,371	8,947,455	1,321,922	138,414,748
Stephanie C. Linnartz	714,067,251	12,093,465	1,256,032	138,414,748
Paula Santilli	717,559,770	8,628,963	1,228,015	138,414,748
Caryn Seidman-Becker	709,984,334	16,149,032	1,283,382	138,414,748
Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending January 28, 2024 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
830,361,341	33,948,474	1,521,681	N/A
Proposal 3: An advisory vote on executive compensation (“Say-on-Pay”) was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
691,751,094	32,911,887	2,753,767	138,414,748
Proposal 4: The votes cast on the proposal regarding the frequency of future Say-on-Pay votes were as follows:

EVERY ONE YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTE
712,868,471	1,843,817	10,829,827	1,874,633	138,414,748
Proposal 5: A shareholder proposal regarding the amendment of the shareholder written consent right was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
268,749,556	454,634,781	4,032,411	138,414,748
Proposal 6: A shareholder proposal regarding an independent chair of the Board was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
190,568,732	525,800,696	11,047,320	138,414,748

Proposal 7: A shareholder proposal regarding a political contributions congruency analysis was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
225,203,675	494,356,100	7,856,973	138,414,748
Proposal 8: A shareholder proposal regarding the rescission of the racial equity audit proposal vote was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,513,172	715,127,428	5,776,148	138,414,748
Proposal 9: A shareholder proposal regarding a senior management commitment to avoid political speech was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
11,989,659	709,324,149	6,102,940	138,414,748

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: May 23, 2023	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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